Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

16. INCOME TAXES

The components of income tax expense are as follows:

	Year Ended December 31
	2016	2017	2018
	US$	US$	US$
Current	31,063	23,465	13,455
Deferred	(3,373)	581	(1,664)

Income tax expense	27,690	24,046	11,791

The income (loss) before income taxes for domestic and foreign entities is as follows:

	Year Ended December 31
	2016	2017	2018
	US$	US$	US$
Domestic	(20,663)	(27,902)	(23,750)
Foreign	159,293	126,903	133,611

	138,630	99,001	109,861

Since the Company is an entity of the Cayman Islands, a British overseas territory with no corporate income tax, tax on pretax income is calculated at the Cayman Islands statutory rate of zero for each year.

The Company and its subsidiaries file separate income tax returns. A reconciliation of income tax expense on pretax income at statutory rate and income tax expense is shown below:

	Year Ended December 31
	2016	2017	2018
	US$	US$	US$
Tax expense at statutory rate of Cayman	—	—	—
Differences between Cayman and foreign statutory tax rates	34,415	24,255	12,509
Tax-exempt income	(4,648)	—	—
Permanent differences	(7,792)	(4,249)	(703)
Temporary differences	(1,533)	(1,445)	(159)
Alternative minimum tax	594	4	9
Income tax on undistributed earnings	5,677	2,709	408
Net changes in income tax credit	(495)	166	116
Net changes in valuation allowance of deferred income tax assets	1,724	(2,401)	1,243
Net operating loss carryforwards	(1,689)	1,492	(1,431)
Liabilities related to unrealized tax benefits	2,385	3,455	(302)
Adjustment of prior years’ taxes and others	(948)	60	101

Income tax expense	27,690	24,046	11,791

Deferred income tax assets (liabilities) are as follows:

	December 31
	2017	2018
	US$	US$
Notes and accounts receivable	44	47
Stock-based compensation	771	2,103
Allowance for sales return	154	210
Inventory reserve	1,311	1,283
Foreign currency translation	(5)	(8)
Property and equipment	168	(52)
Investment tax credits	9,078	8,684
Net operating loss carryforwards	10,391	11,895
Others	562	945
Valuation allowance	(19,072)	(20,041)

	3,402	5,066

The valuation allowance shown in the table above relates to net operating loss carryforwards, tax credits and temporary differences for which the Company believes that realization is uncertain. Valuation allowance increased by US$1,792 thousand and US$969 thousand for the year ended December 31, 2016 and 2018, respectively, and decreased by US$1,764 thousand for the year ended December 31, 2017. The increase in valuation allowance in 2016 and 2018 are primarily due to the uncertainty in generating sufficient taxable income in the future and utilization of operating loss carryforwards and research and development credits before they expire. The decrease in valuation allowance in 2017 was primarily due to the lower Federal corporate income tax rate that followed the enactment of the Tax Cuts and Jobs Act of 2017.

Starting from 2018 the corporate income tax rate in Taiwan increased from 17% to 20%. In addition, the rate of the corporate surtax applicable to 2018 unappropriated earnings was reduced from 10% to 5%.

As of December 31, 2018, FCI had unused research and development tax credits of approximately US$4,069 thousand which will expire in the period from 2019 to 2023.

As of December 31, 2018, the Company’s U.S. federal net operating loss carryforwards for federal income tax purposes were approximately US$8,574 thousand. If not utilized, the federal net operating loss carryforwards will expire in 2038.

As of December 31, 2018, the Company’s U.S. federal and California research and development tax credit carryforwards for federal and state income tax purposes were approximately US$2,636 thousand and US$1,834 thousand, respectively. If not utilized, the federal tax credit carryforwards will expire starting in 2038 while the state tax credit carryforward has no expiration date.

Current U.S. federal and California state laws include substantial restrictions on the utilization of net operating losses and credits in the event of an “ownership change” of a corporation. Accordingly, the Company’s ability to utilize net operating loss and tax credit carryforwards may be limited as a result of such “ownership change”. Such a limitation could result in the expiration of carryforwards before they are utilized.

As of December 31, 2018, the Company had accumulated undistributed earnings from foreign subsidiaries of US$337 million. No deferred tax liability was recorded in respect of those amounts as these earnings are considered indefinitely reinvested. It is not practicable to estimate the amount of unrecognized deferred tax liabilities for these undistributed foreign earnings.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending balances of the total amounts of unrecognized tax benefits is as follows:

	Year Ended December 31
	2016	2017	2018
	US$	US$	US$
Balance, beginning of year	5,639	10,286	15,056
Increases in tax positions taken in current year	4,675	6,647	5,937
Decrease in tax position taken in prior year primarily related to the resolution of tax audit	(28)	(1,877)	(2,286)

Balance, end of year	10,286	15,056	18,707

At December 31, 2018, the Company had US$18,707 thousand of unrecognized tax benefits that if recognized would affect the effective tax rate. For the years ended December 31, 2016, 2017 and 2018, the total amount of interest expense and penalties related to uncertain tax positions recorded in the provision for income tax expense was approximately US$575 thousand, US$617 thousand and US$776 thousand, respectively. The total amount of accrued interest and penalties recognized as of December 31, 2017 and 2018 was US$3,421 thousand and US$4,091 thousand, respectively. The Company does not expect uncertain tax positions to change in the next twelve months, except in the case of settlements with tax authorities, the likelihood and timing of which are difficult to estimate.

The Company files income tax returns in United States and foreign jurisdictions. The following table summarizes the Company’s major jurisdictions and tax year that remain subject to examination by tax authorities as of December 31, 2018:

Tax Jurisdiction	Tax Years
China	2015 and onward
Hong Kong	2015 and onward
Taiwan	2013 and onward
Korea	2013 and onward
United States	2013 onward